EXHIBIT 10.83

                             FIRST AMENDMENT TO
                   REVOLVING SUBORDINATED LOAN AGREEMENT

     This First Amendment to Revolving Subordinated Loan Agreement ("this First Amendment") is made and entered into by and between The Charles
Schwab Corporation (the "Lender") and Charles Schwab & Co., Inc. (the "Organization") as of this 18th day of April, 1990. Unless otherwise specified herein, all capitalized terms used herein shall have the meanings ascribed to them in the Revolving Subordinated Loan Agreement dated as of September 29, 1988 between the Lender and the Organization (the "Agreement").

     WHEREAS, the Organization and the Lender desire to amend the Agreement
(i) to increase the permissible aggregate principal amount of loans outstanding at any one time from $100,000,000.00 to $205,000,000.00, (ii) to amend the interest rate provisions to allow the organization to elect a fixed interest rate for a specified period of time, on the terms and conditions stated below; and (iii) to append a Roll-over Attachment to the Agreement providing that the Commitment Termination Date and the Scheduled Maturity Date of the Agreement automatically shall be extended to September 29 of the following year unless on or before the day twelve months preceding the Scheduled maturity Date the Lender has notified the Organization in writing with a written copy to the New York Stock Exchange, Inc.) that the Commitment Termination Date and the Scheduled Maturity Date will not be extended.

     NOW, THEREFORE, the Organization and the Lender hereby amend the Agreement as follows:

     1. The figure "$205 million" shall be and hereby is substituted in place of the figure "$100 million" in paragraph "1." of the Agreement.

     2. The fourth paragraph of paragraph "1." of the Agreement (which begins with the words "The applicable interest rate . . .") shall be and hereby is deleted.

     3. A new paragraph "2." entitled "INTEREST" is hereby added to the Agreement, as follows:

     "2.     INTEREST

          (a) Except as otherwise provided in sub-paragraph (b) immediately below, the applicable interest rate under this agreement shall be prime rate (equal to U.S. Prime Rate on page 17 of the Telerate Systems) plus one percent per annum (collectively, the 'Applicable Rate'). With respect to all or any part of the principal amount of any loan hereunder outstanding as of April 18, 1990 or of any loan hereunder on or after April 18, 1990, the Organization shall have the right to fix the Applicable Rate for a period of up to twelve months by providing written notice to the Lender within three business days of the date the fixed interest rate is to become effective, specifying (i) the principal amount to which the fixed interest rate shall apply, (ii) the date the fixed interest rate is to become effective, and (iii) the period (not to exceed twelve months) the fixed interest rate shall apply. The applicable fixed interest rate shall be the Applicable Rate on the date the fixed interest rate is to become effective pursuant to the written notice. Although the period for which the Organization may fix the interest rate shall not exceed twelve months, at the end of any period for which the Organization has fixed the interest rate for any loan the Organization may fix the interest rate for such loan for an additional period not to exceed twelve months by giving similar written notice; provided, however, that in no event shall the Organization fix the interest rate for any loan for a period exceeding the time remaining between (i) the date the fixed interest rate is to become effective, and (ii) the maturity date of such loan. (For example, if the Organization wishes to elect a fixed interest rate for twelve months effective May 1, 1990 for $50,000,000 in principal amount outstanding as of April 18, 1990 (or, alternatively, for a new borrowing in the amount of $50,000,000 to be made on May 1, 1990), the Organization may do so by giving written notice to the Lender between April 25, 1990 and May 1, 1990, specifying that effective May 1, 1990, the Applicable Rate as of May 1, 1990 shall apply to $50,000,000 in principal amount of an outstanding loan (or $50,000,000 in principal amount of a newly-requested loan) for the twelve-month period commencing May 1, 1990. At the end of such twelve-month period and thereafter, the Organization, by providing another written notice, may again fix the interest rate for such loan for any additional period up to the shorter of (i) twelve months and (ii) the maturity date of such loan.) For any period for which the Organization has not fixed the interest rate of a loan hereunder, such loan during such period shall bear interest at the Applicable Rate, as the same may change from time to time, with interest being computed based on the number of days elapsed at each Applicable Rate.

          (b) In the event that the Organization desires to fix the interest rate on any loan under this agreement pursuant to the procedures described in sub-paragraph (a) immediately above but at an interest rate other than the Applicable Rate, the Organization may, in the three-day written notice referred to in sub-paragraph (a) immediately above ("the Organization's written notice"), propose a rate other than the Applicable Rate (an "Alternative Applicable Rate"). (For example, in the Organization's written notice, the Organization may propose that the interest rate be fixed on a specified principal amount for a specified period at an Alternative Applicable Rate of prime rate (equal to U.S. Prime Rate on page 17 of the Telerate Systems) plus one-half percent per annum.) If the Lender agrees to such Alternative Applicable Rate, the Lender shall so notify the Organization in writing prior to the date the fixed interest rate is to become effective pursuant to the Organization's written notice, and the applicable fixed interest rate shall be such agreed-upon Alternative Applicable Rate. If, on the other hand, the Lender does not so notify the Organization in writing that it has agreed to the Alternative Applicable Rate proposed in the Organization's written notice, the applicable fixed interest rate for the principal amount and for the loan covered by the Organization's written notice shall be the Applicable Rate.

          (c) All interest payments hereunder shall be made on the last day of each calendar quarter.

          (d) Notwithstanding anything to the contrary above or elsewhere in this agreement, in no event shall the rate of interest hereunder exceed the maximum rate permitted by law, and any amount received by Lender as interest hereunder which would exceed the maximum rate permitted by law shall be applied to reduce the unpaid principal balance hereunder or returned to the Organization."

     4. Because of the addition of a new paragraph "2." to the Agreement as provided above, old paragraphs "2." through "18." of the Agreement are hereby renumbered Paragraphs "3." through "19.".

     5. Contemporaneously with the execution hereof, the Organization shall execute and deliver to the Lender a new promissory note in the form attached hereto as Exhibit A (the "new Revolving Note"), which new Revolving Note shall replace and supersede the Revolving Note dated September 29, 1988 made and delivered by the Organization to the Lender.

     6. Contemporaneously with the execution hereof, the Lender and the Organization shall execute a Roll-Over Attachment in the form attached hereto as Exhibit B (the "Roll-Over Attachment"), pursuant to which the Lender and the Organization agree that the Commitment Termination Date and the Scheduled Maturity Date shall in each year, without further action by either the Lender or the Organization, be extended to September 29 of the following year, unless on or before the day twelve months preceding the Scheduled Maturity Date then in effect, the Lender shall notify the Organization in writing, with a written copy to the New York Stock Exchange, Inc., that the Commitment Termination Date and the Scheduled Maturity Date then in effect shall not be extended.
The Roll-Over Attachment shall become part of the Agreement as amended by this First Amendment.

     7. Except for the amendments expressly specified above, all other provisions of the Agreement remain in full force and effect.

     IN WITNESS WHEREOF, this First Amendment is executed as of April 18, 1990 at San Francisco, California.

                               THE ORGANIZATION:

                               CHARLES SCHWAB & CO., INC.

                               By  /s/ A. John Gambs A. John Gambs
                                 ---------------------------------
                               Its Executive Vice President - Finance
                                   ----------------------------------


                               THE LENDER:

                               THE CHARLES SCHWAB CORPORATION

                               By /s/ Lawrence J. Stupski Lawrence J. Stupski
                                  -------------------------------------------
                               Its President and Chief Operating Officer
                                   -------------------------------------

                             ROLL-OVER ATTACHMENT

Additional Provision for Revolving Subordinated Loan Agreement between The Charles Schwab Corporation ("Lender") and Charles Schwab & Co., Inc. ("Organization"), as amended by First Amendment to Revolving Subordinated Loan Agreement between the Organization and the Lender.

PRINCIPAL AMOUNT:  $205,000,000.00
DATE OF AGREEMENT:  September 29, 1988
DATE OF FIRST AMENDMENT TO AGREEMENT:  April 18, 1990

The Commitment Termination Date in Paragraph 1 of the Agreement as amended is September 29, 1991 (three years from the date the Agreement was executed), and the Scheduled Maturity Date in Paragraph 1 of the Agreement as amended is September 29, 1992 (four years from the date the Agreement was executed). The Commitment Termination Date and the Scheduled Maturity Date shall in each year, without further action by either the Lender or the Organization, be extended to September 29 of the following year, unless on or before the day twelve months preceding the Scheduled Maturity Date then in effect, the Lender shall notify the Organization in writing, with a written copy to the New York Stock Exchange, Inc., that the Commitment Termination Date and the Scheduled Maturity Date then in effect shall not be extended.

                                THE ORGANIZATION:

                                CHARLES SCHWAB & CO., INC.

                                By /s/ A. John Gambs A. John Gambs
                                  --------------------------------
                                Its Executive Vice President - Finance
                                    ----------------------------------
                                    and Chief Financial Officer
                                    ---------------------------


                                 THE LENDER:

                                 THE CHARLES SCHWAB CORPORATION

                                 By /s/ Lawrence J. Stupski Lawrence J. Stupski
                                    -------------------------------------------
                                 Its President and Chief Operating Officer
                                     -------------------------------------

                                REVOLVING NOTE

$205,000,000.00                                         Date:  April 18, 1990

     For value received, the undersigned Charles Schwab & Co., Inc. ("Organization") hereby promises to pay to the order of The Charles Schwab Corporation ("Lender") the principal amount of each advance made by the Lender to the Organization under the terms of a Revolving Subordinated Loan Agreement between the Organization and the Lender dated as of September 29, 1988, as amended by a First Amendment thereto between the Organization and the Lender dated as of April 18, 1990 (collectively, the "Agreement"), as shown in the schedule attached hereto and any continuation thereof, payable at such times as are specified in the Agreement. The undersigned also promises to pay interest on the unpaid principal amount of such advance from the date of such advance until such principal amount is paid, at the rates per annum, and payable at such times, as are specified in the Agreement. The Note shall be subject to the Agreement, and all principal and interest payable hereunder shall be due and payable in accordance with the terms of the Agreement. Terms defined in the Agreement are used herein with the same meanings.

     The maturity date of this Revolving Note shall be September 29, 1992.
The maturity date shall in each year, without further action by either the Lender or the Organization, be extended to September 29 of the following year, unless on or before the day twelve months preceding the maturity date then in effect, the Lender shall notify the Organization in writing, with a written copy to the New York Stock Exchange, Inc., that such maturity date shall not be extended.

     This Revolving Note replaces and supersedes the Revolving Note dated September 29, 1988 in the maximum principal amount of $100,000,000.00, delivered by the Organization to the Lender.

     IN WITNESS WHEREOF, the undersigned has caused this Revolving Note to be executed by its officer thereunto duly authorized and directed by appropriate corporate authority.

                                               Charles Schwab & Co., Inc.

                                                By: /s/ A. John Gambs
                                                    -------------------------
                                                    A. John Gambs
                                                    Executive Vice President -
                                                    Finance and Chief
                                                    Financial Officer